Exhibit 99.2

All Employee Meeting 11 November 2010 COMPANY CONFIDENTIAL

Announcement of today: TKH Group N.V. to Acquire Optelecom-NKF, Inc.

Caution Regarding Forward-Looking Statements This communication contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed merger, the management of Optelecom-NKF and TKH and Optelecom-NKF’s and TKH’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to Optelecom-NKF and TKH on the date hereof. In some cases, you can identify forward-looking statements by terminology such as "may," "can," "will," "should," "could," "expects," "plans," "anticipates," "intends," "believes," "estimates," "predicts," "potential," "targets," "goals," "projects," "outlook," "continue," or variations of such words, similar expressions, or the negative of these terms or, other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on Optelecom-NKF’s or TKH’s results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. None of Optelecom-NKF, TKH nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements and there are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Optelecom-NKF’s and TKH’s control. These factors include: failure to obtain stockholder approval of the proposed merger; failure to obtain, delays in obtaining or adverse conditions contained in any required approvals; failure to consummate or a delay in consummating the transaction for other reasons, changes in laws or regulations; and changes in general economic conditions. Optelecom-NKF and TKH undertake no obligation (and expressly disclaim any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to Optelecom-NKF's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

Additional Information In connection with the proposed transaction, the Board of Directors of Optelecom-NKF will file a proxy statement with the Securities and Exchange Commission (“SEC”). When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of Optelecom-NKF. INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AGREEMENT, THE PROPOSED MERGER AND THE PARTIES THERETO. Investors and shareholders will be able to obtain copies of the proxy statement and other documents filed with the SEC by Optelecom-NKF without charge and when available, at the SEC’s Website at www.sec.gov. The proxy statement and such other documents may also be obtained without charge and when available, from Optelecom-NKF by directing such request to Cathy Mizell, Chief Financial Officer, Optelecom-NKF, Inc. 12920 Cloverleaf Center Drive, Germantown, MD 20874; telephone: (301) 444-2200. Optelecom-NKF and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Optelecom-NKF’s stockholders in connection with the proposed transaction. Information about Optelecom-NKF’s directors and executive officers and their ownership of the company’s common stock is set forth in Optelecom-NKF’s proxy statement relating to the 2010 annual shareholder meeting, which was filed with the SEC on March 30, 2010, and its Current Report on Form 8-K filed with the SEC on August 27, 2010. Stockholders may obtain additional information regarding the interests of Optelecom-NKF’s directors and executive officers in the merger, which may be different than those of Optelecom-NKF’s stockholders generally, by reading the proxy statement and other relevant documents regarding the transaction, when filed with the SEC.

Why? Board of Directors has unanimously determined that the transaction is in the best interests of Optelecom-NKF and its stockholders Transaction provides value and liquidity to the Optelecom-NKF stockholders Excellent strategic fit Optelecom-NKF’s portfolio is complementary to TKH’s existing portfolio Strengthening TKH’s position in the infra, transport and public transit market Optelecom-NKF’s customers get access to the broad portfolio of TKH’s security solutions Objectives With a strong focus on R&D at both companies, a further leading position in the security segment is aimed for The internationally focused sales activities of Optelecom-NKF are in line with TKH’s objective to increase the security solutions turnover to 20% of total turnover

Transaction structure Definitive merger agreement signed Cash consideration of U.S.$2.45 per share Agreement with Draka to a 30% reduction on the note to Draka, if payment is being made on or prior to March 8, 2011 Filing of proxy statement with respect to the transaction in 2-3 weeks with detailed information Shareholders approval needed of a majority of the outstanding shares Merger with a subsidiary of TKH, upon the close of the transaction, TKH will be the new owner of Optelecom-NKF Transaction is expected to close in Q1 2011

Process Interim period until closing of transaction Transition teams will be established: Details about the ultimate organizational structure will be determined once the transition teams have completed their work Employees of both companies will be updated on the progress of the transition teams throughout the process Advice will be obtained from the workers council of Optelecom-NKF B.V. during the interim period

TKH Group N.V. Internationally active group of companies that specialises in the creation and delivery of innovative Telecom, Building and Industrial Solutions Listed on the NYSE Euronext Amsterdam 2009 Turnover €726M with 3,564 employees Business Segments: Telecom Solutions Building Solutions Industrial Solutions

TKH Building Solutions Sub-segments: Building Technologies Security Systems Connectivity Systems Security Systems: Systems for Access Control, Video Surveillance, Emergency & Safety, Infrastructure & Connectivity Service offering: Consulting, Design & Concept engineering, System Integration, Support & Maintenance